Item 1: Report to Shareholders

U.S. Treasury Intermediate Fund	November 30, 2007

The views and opinions in this report were current as of November 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Led by long-term issues, U.S. Treasuries produced excellent returns relative to other fixed-income securities in the six-month period ended November 30, 2007. Credit market turmoil prompted investors to seek the relative safety of U.S. government securities, which sent Treasury yields sharply lower and prices higher. In addition, the Federal Reserve reduced short-term interest rates on several occasions since mid-August to boost liquidity and keep financial market disruptions from damaging the economy. The T. Rowe Price U.S. Treasury Funds performed very well in this period of economic uncertainty and reduced bond market liquidity.

HIGHLIGHTS

• U.S. Treasuries performed very well relative to other fixed-income securities in the last six months, a period of economic uncertainty and reduced bond market liquidity.

• Each of the T. Rowe Price U.S. Treasury Funds outperformed its Lipper benchmark in the six-month period ended November 30, 2007.

• In the last six months, the money fund’s average maturity was shorter than that of its average competitor, while the two longer-term bond funds kept their durations close to those of their Lehman benchmarks. In addition, they increased exposure to five-year Treasuries to benefit from the steepening of the Treasury yield curve.

• The Federal Reserve is likely to continue cutting short-term rates to keep the economy from slipping into a recession. The Fed may feel compelled to accept a higher level of inflation until the U.S. economy finds firmer footing.

ECONOMY AND INTEREST RATES

According to the most recent estimates, the U.S. economy expanded vigorously at an annualized rate of 4.9% in the third quarter. However, growth is expected to slow dramatically in the months ahead due to the deepening downturn in residential real estate, a slower pace of job growth, rising energy prices, and generally stricter bank lending standards.

At the beginning of the year, many subprime mortgage lenders acknowledged that customers with poor credit histories or challenging financial situations were increasingly missing or very late in making their mortgage payments. As the fallout from subprime mortgage defaults and delinquencies spread to big Wall Street firms and major commercial banks, liquidity in the financial markets, particularly in the asset-backed commercial paper market, quickly evaporated during the summer and again in November. This prompted investors to seek out the relative safety of U.S. Treasury securities.

The Fed's Role in Maintaining Financial Markets

In its role as the nation's central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts fixed-income yield and consumer and business loan rates. Keeping inflation in check, while maintaining sustainable economic growth, has typically been the Fed's most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

Recently, the Fed became a highly visible player in dealing with the unfolding "credit crunch." As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns—in this case subprime mortgages—and ignoring the clear risks. As worries spread about defaulting subprime loans, risk aversion spread across areas of the fixed-income markets, causing yield spreads to widen on many types of asset-backed securities and corporate and municipal bonds, as well as higher-risk emerging markets and high-yield bonds. At the same time, the Treasury market, often viewed as a safe haven, enjoyed a strong rally.

As the credit crunch worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Initially, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate—and offered longer-term loans against a wide range of collateral, including mortgage-backed securities—and subsequently lowered the fed funds rate a total of 75 basis points during the reporting period (100 basis points equal 1.00%). While there are signs that stability is returning to some sectors in the credit markets, fragility persists. It appears that the Fed stands ready to lower the federal funds rate further to prevent financial market conditions from affecting the economy.

Fed Funds Rate History

7%
6
5
4
3
2
1
0
12/99
12/00
12/01
12/02
12/03
12/04
12/05
12/06
12/07

Source: Federal Reserve Board.

Note: The last quarter-point rate cut occurred on December 11, after the end of the reporting period.

The Federal Reserve responded to this liquidity crisis by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate, an interbank lending rate that banks also use as a benchmark for their prime lending rates, from 5.25% to 4.50% in the last three months of our reporting period. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years. (After our reporting period ended, the Fed reduced the fed funds rate to 4.25% on December 11. The next day, the Fed announced that it was cooperating with four other central banks and would make $40 billion available to financial institutions through an auction process. These initiatives are intended to address year-end liquidity concerns and to help ease the credit crunch.)

As shown in the graph, Treasury bill yields—which tend to track the federal funds target rate—fell sharply in the last few months. Intermediate- and long-term interest rates fell to a lesser extent. The Treasury yield curve, which depicts the relationship between the yields and maturities of government bonds, steepened significantly, as investors anticipated additional short-term rate cuts in the months ahead.

MARKET NEWS

The federal government’s budget deficit for the fiscal year ended September 30, 2007, was approximately $162.8 billion, which was lower than earlier estimates and well below the record-setting $413 billion deficit in fiscal 2004, thanks to strong tax revenues. For the 2008 fiscal year, the Congressional Budget Office is currently projecting a deficit of $155 billion versus $204 billion from the White House’s Office of Management and Budget.

PORTFOLIO REVIEW

U.S. Treasury Money Fund

Your fund returned 2.04% in the six-month period ended November 30, 2007. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark.

The environment for the Treasury bill market was extremely volatile over the past six months. During the periodic “flight-to-quality” episodes stemming from credit market concerns, the yield on the one-month T-bill fluctuated in a range of 200 basis points. (One hundred basis points equal one percentage point.) Because our first concern is liquidity and preservation of shareholders’ principal, we kept the portfolio’s average maturity shorter than that of our typical competitor.

While there is no credit risk in the T-bill market, there is liquidity and volatility risk. We must provide shareholders with daily liquidity in a portfolio whose holdings mature every Thursday or on the 15th and last calendar day of each month. The T-bill market is extremely rich based on all historical measures, such as the spread (difference) between T-bill yields and the fed funds target rate. However, until this “credit crunch” abates, T-bill valuations will most likely remain rich, and their yields low.

While the Fed remains somewhat concerned about the potential for higher inflation, the market is pricing in a much easier monetary stance. We believe there are as much as 75 basis points of additional easing priced into the market, which would result in a federal funds rate target of 3.50% by this time next year. While this kind of market expectation would generally mean longer weighted average maturities for money market funds, we may temper how long we extend our maturities given our primary objective of preservation of principal and liquidity.

U.S. Treasury Intermediate Fund

Your fund returned a very strong 9.14% in the first half of our fiscal year. As shown in the table, the fund outperformed its Lehman Brothers benchmark and its Lipper peer group average. Fund performance in the last six months reflected $0.11 of dividend income and a $0.36 increase in the net asset value (NAV), from $5.20 to $5.56.

As credit market stress increased during our reporting period, we anticipated that the Treasury yield curve would steepen—in other words, the difference between short- and long-term yields would increase. To benefit from this, we increased our exposure to government bonds maturing in five years at the expense of Treasuries maturing in seven to 10 years. This positioning added the most value to the fund in the last six months, as the yield differential between 2- and 30-year Treasuries increased substantially, from 10 basis points to 138 basis points, and five-year Treasuries appreciated significantly. (One hundred basis points equal one percentage point.) We kept the fund’s duration—a measure of its interest rate sensitivity—broadly in line with that of our Lehman benchmark as investors turned risk averse and the Fed began reducing short-term interest rates.

Our investments in Treasury inflation-protected securities (TIPS), which helped increase the portfolio’s diversification while providing a hedge against inflation, contributed to the fund’s performance during our reporting period, as oil prices approached $100 per barrel and inflation expectations increased after the Fed started cutting short-term rates. Following a stretch of good relative performance for TIPS, we reduced the fund’s exposure to these inflation-indexed securities in October.

Our investments in Government National Mortgage Association (GNMA) securities, which also enhanced portfolio diversification while providing a yield advantage over comparable Treasuries, detracted from fund performance in the last six months, as their valuations cheapened relative to Treasuries. The increased risk aversion, the widening of interest rate swap spreads, higher volatility, and the fear of increasing supply stemming from subprime borrowers refinancing into GNMA/FHA programs were factors that weighed on the sector. We slightly increased exposure to GNMAs as the sector cheapened, and we look to continue adding to our positions if the sector becomes more attractive relative to Treasuries. GNMA is wholly owned by the U.S. government, and GNMA securities, like Treasuries, are backed by the full faith and credit of the federal government. However, your investment in the fund is not insured or guaranteed by the U.S. government.

U.S. Treasury Long-Term Fund

Your fund returned a very strong 10.67% in the six-month period ended November 30, 2007. As shown in the Performance Comparison table on page 7, the fund fared better than its Lehman Brothers benchmark and its Lipper peer group average. Fund performance in the last six months reflected $0.26 of dividend income and a $0.91 increase in the net asset value (NAV), from $11.14 to $12.05.

As with the U.S. Treasury Intermediate Fund, we anticipated that the Treasury yield curve would steepen as credit market stress increased. In response, we increased our exposure to intermediate-term government bonds, such as five-year issues, at the expense of Treasuries maturing in 10 years or more. This strategy was quite beneficial, as the yield difference between 2- and 30-year Treasuries jumped from 10 basis points to 138 basis points, and five-year Treasuries appreciated significantly. (One hundred basis points equal one percentage point.) We kept the fund’s duration—a measure of its interest rate sensitivity—broadly in line with that of our Lehman benchmark as investors turned risk averse and the Fed began reducing short-term interest rates.

Our investments in Treasury inflation-protected securities (TIPS), which helped increase portfolio diversification, helped our results, especially in the last four months, as oil prices flirted with $100 per barrel and inflation expectations increased after the Fed started cutting short-term rates. Following a stretch of good relative performance for these inflation-indexed securities, we reduced the fund’s TIPS allocation in October.

Our investments in Government National Mortgage Association (GNMA) securities, which typically offer a yield advantage over comparable Treasuries, detracted from fund performance in the last six months because they lagged the rally in Treasuries. The increased risk aversion, the widening of interest rate swap spreads, higher volatility, and concerns about increased mortgage refinancing activity weighed on the sector. We slightly increased exposure to GNMAs in September, and we may continue adding to our positions if the sector becomes more attractive. GNMA is wholly owned by the U.S. government, and GNMA securities, like Treasuries, are backed by the full faith and credit of the federal government. However, your investment in the fund is not insured or guaranteed by the U.S. government.

OUTLOOK

We believe that the residential real estate recession and its belated impact on the labor market will restrain U.S. economic growth into the second half of 2008. We expect the Federal Reserve to continue reducing the federal funds target rate in the next few months to keep the economy from slipping into a recession. With strong global demand spurring rapid increases in food and energy costs, the Fed may feel compelled to accept a higher rate of inflation until the U.S. economy finds firmer footing.

Treasury securities have experienced one of their strongest rallies in the last few years, as investors anticipate a significant economic slowdown, continuing stress in some segments of the credit markets, and additional reductions in short-term interest rates in 2008. Of course, if the mortgage market’s woes are quickly resolved—which we believe to be unlikely at this time—and credit market conditions return to normal, the flight to quality into U.S. government bonds could rapidly reverse. In any event, we will continue to monitor bond market and economic conditions closely and attempt to position the U.S. Treasury Funds to provide attractive levels of income consistent with owning securities with the highest credit quality.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 17, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

MANAGER CHANGE

Effective November 1, 2007, Brian J. Brennan became Chairman of the U.S. Treasury Intermediate Fund’s Investment Advisory Committee. Mr. Brennan joined T. Rowe Price in 2000 and has been managing investments since 1995.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01% .

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses
GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 11/30/07‡	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE						
Beginning of period	$ 5.20	$ 5.14	$ 5.47	$ 5.47	$ 5.83	$ 5.42
Investment activities						
Net investment income	0.11	0.21	0.20	0.18	0.18	0.22
Net realized and unrealized gain (loss)	0.36	0.06	(0.32)	0.03	(0.31)	0.47
Total from investment activities	0.47	0.27	(0.12)	0.21	(0.13)	0.69
Distributions						
Net investment income	(0.11)	(0.21)	(0.20)	(0.18)	(0.19)	(0.22)
Net realized gain	–	–	(0.01)	(0.03)	(0.04)	(0.06)
Total distributions	(0.11)	(0.21)	(0.21)	(0.21)	(0.23)	(0.28)
NET ASSET VALUE						
End of period	**$ 5.56**	**$ 5.20**	**$ 5.14**	**$ 5.47**	**$ 5.47**	**$ 5.83**

Ratios/Supplemental Data

Total return^	**9.14%**	**5.35%**	**(2.27)%**	**3.98%**	**(2.31)%**	**12.89%**
Ratio of total expenses to average net assets	0.56%+	0.57%	0.62%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	4.05%+	4.02%	3.70%	3.30%	3.21%	3.74%
Portfolio turnover rate	89.9%+	37.3%	47.4%	90.9%	77.4%	105.6%
Net assets, end of period (in thousands)	$ 274,470	$ 227,861	$ 241,643	$ 283,322	$ 304,999	$ 432,980

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 10.0%		
U.S. Government Obligations 10.0%		
Government National Mortgage Assn.		
5.00%, 6/15/34 - 3/15/36	2,148	2,141
5.50%, 4/20/36	2,585	2,611
6.00%, 12/15/08 - 11/20/37	16,411	16,817
6.50%, 6/15/08 - 9/20/32	495	516
7.00%, 3/15/13 - 12/20/32	4,454	4,657
7.50%, 6/15/08 - 11/15/17	121	126
8.00%, 2/15/08 - 10/15/25	123	132
8.50%, 8/15/08 - 4/15/23	15	16
9.00%, 12/15/19 - 8/15/21	7	7
9.50%, 12/15/24 - 5/15/25	44	48
10.50%, 2/20/16 - 6/20/19	39	43
11.00%, 2/15/10 - 12/15/19	53	58
11.50%, 4/15/10 - 2/15/18	127	138
12.50%, 10/15/13 - 3/15/15	13	15
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $26,877)		27,325
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 88.9%		
U.S. Treasury Obligations 88.9%		
U.S. Treasury Bonds, 7.50%, 11/15/16 (1)	8,800	11,126
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	5,789	5,989
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14	4,839	5,022
U.S. Treasury Notes, 3.875%, 7/15/10	3,800	3,884
U.S. Treasury Notes, 3.875%, 2/15/13	32,600	33,298
U.S. Treasury Notes, 4.00%, 2/15/15	9,100	9,244
U.S. Treasury Notes, 4.125%, 8/13/12	2,000	2,063
U.S. Treasury Notes, 4.25%, 11/15/13	35,775	37,184

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/07
Investment Income (Loss)	
Income	
Interest	$ 5,514
Dividend	100
Total income	5,614
Expenses	
Investment management	370
Shareholder servicing	191
Custody and accounting	73
Prospectus and shareholder reports	15
Registration	13
Legal and audit	10
Directors	3
Miscellaneous	4
Total expenses	679
Expenses paid indirectly	(1)
Net expenses	678
Net investment income	4,936
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	640
Futures	885
Net realized gain	1,525
Change in net unrealized gain (loss)	
Securities	15,041
Futures	45
Change in net unrealized gain	15,086
Net realized and unrealized gain	16,611
INCREASE IN NET ASSETS FROM OPERATIONS	$ 21,547

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended November 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended November 30, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of U.S. government securities aggregated $138,127,000 and $108,982,000, respectively, for the six months ended November 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2007.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $793,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2007, were recognized for tax purposes on June 1, 2007. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $5,286,000 of unused capital loss carryforwards, of which $830,000 expire in fiscal 2014, and $4,456,000 expire in fiscal 2015.

At November 30, 2007, the cost of investments for federal income tax purposes was $262,500,000. Net unrealized gain aggregated $10,455,000 at period-end, of which $10,558,000 related to appreciated investments and $103,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At November 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $88,000 for T. Rowe Price Services, Inc., and $43,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2008